SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2010
NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01	Other Events
SIGNATURES

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed pursuant to an understanding with plaintiffs' counsel regarding the settlement of certain litigation relating to the Agreement and Plan of Merger, dated as of August 18, 2010, entered into among NewAlliance Bancshares, Inc., a Delaware corporation (“NewAlliance” or the “Company”), First Niagara Financial Group, Inc., a Delaware corporation (“First Niagara”), and FNFG Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of First Niagara (“Merger Sub”) (the “merger agreement”), pursuant to which Merger Sub will merge with and into NewAlliance, with NewAlliance continuing after the merger as a wholly-owned subsidiary of First Niagara (the “merger”). This Current Report on Form 8-K supplements disclosures made in First Niagara’s Registration Statement on Form S−4 (Registration No. 333-169598), filed on September 27, 2010, as amended by Amendment No. 1, filed on October 27, 2010 and Amendment No. 2, filed on November 3, 2010 which the Securities and Exchange Commission (“SEC”) declared effective on November 4, 2010 and the definitive proxy statement filed by NewAlliance on November 5, 2010 (the “joint proxy statement/prospectus”).

As previously disclosed on page 65 of the joint proxy statement/prospectus under the caption “Litigation Related to the Merger” in August and September 2010, ten putative stockholder class action complaints were filed against NewAlliance, First Niagara, Merger Sub and/or the NewAlliance directors and certain officers of NewAlliance challenging the proposed merger.  Seven of the lawsuits were filed in the Connecticut Superior Court and the remainder were filed in the Court of Chancery of the State of Delaware.

On September 28, 2010, the three Delaware actions were consolidated into In re NewAlliance Bancshares, Inc. Shareholders Litigation (No. 5785-VCP) (the “Delaware Action”), and the plaintiffs in the consolidated action filed an amended complaint against NewAlliance, First Niagara, Merger Sub, and the NewAlliance directors. The amended complaint added allegations challenging the accuracy of disclosures in the preliminary Form S-4.

On October 19, 2010, the seven Connecticut actions were transferred to the complex litigation docket in the Judicial District of Stamford. The cases were consolidated on October 20 (the “Connecticut Action”) and, on October 22, the plaintiffs filed an amended complaint against NewAlliance, First Niagara, and the NewAlliance directors. The amended complaint added allegations challenging the accuracy of disclosure in the preliminary Form S-4.

On October 18 and 19, 2010, the defendants filed motions in the Connecticut Action and the Delaware Action requesting that the courts direct the plaintiffs in both actions to confer and agree on a single forum in which to litigate their claims, or if the plaintiffs are unable to agree, that the courts confer and designate a single forum, and that the cases in the other forum be stayed.

On December 6, 2010, the parties to the Connecticut Action and the Delaware Action reached an agreement in principle to resolve the Connecticut Action and the Delaware Action.  The settlement contemplated by the agreement will be submitted to the Connecticut court for approval.  Immediately following final approval by the Connecticut court of the settlement, the parties to the Delaware Actions shall dismiss those actions with prejudice.  As part of the settlement, the defendants deny all allegations of wrongdoing and deny that the disclosures in the joint proxy/statement prospectus were inadequate but have agreed to provide supplemental disclosures.  The settlement will not affect the timing of the merger or the amount of consideration to be paid in the merger.

ADDITIONAL DISCLOSURES

In connection with the settlement of certain outstanding stockholder suits as described in this Form 8-K, the company has agreed to make these supplemental disclosures to the joint proxy statement/prospectus.  The disclosures appear below the appropriate section heading that corresponds to the sections in the joint proxy statement/prospectus previously mailed to stockholders of record of the Company as of the close of business on November 1, 2010.  This supplemental information should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety.  Defined terms used but not defined herein have the meanings set forth in the joint proxy statement/prospectus.

Background of the Merger

The following information supplements the discussion in the second full paragraph on page 33 of the joint proxy statement/prospectus, concerning the February 12, 2010 letter provided to Ms. Patterson by Mr. Koelmel in which he outlined certain structural and leadership considerations in a combined company.

These structural and leadership considerations included First Niagara expanding its board of directors by three seats to include appropriate representation from NewAlliance and determining how Ms. Patterson and other NewAlliance senior management might best be integrated into a combined organization.

The following information supplements the discussion in the third full paragraph on page 33 of the joint proxy statement/prospectus, concerning the April 20, 2010 meeting Mr. Koelmel had with Ms. Patterson and the NewAlliance board of directors.

Mr. Koelmel again communicated that First Niagara envisioned expanding its board by three seats to include appropriate representation from NewAlliance and saw meaningful opportunities for NewAlliance’s senior management (including Ms. Patterson) and other key leaders and managers in light of the significant number of officer positions for which First Niagara was currently recruiting.

The following information supplements the discussion in the fourth full paragraph on page 33 of the joint proxy statement/prospectus which refers to an unexpected development with respect to the management of the other potential acquiror.

The unexpected development was a change in the potential acquiror’s senior management.

The following information supplements the discussion in the fifth paragraph on page 34 of the joint proxy statement/prospectus, concerning the non-binding proposal of merger submitted to NewAlliance on July 29, 2010.

The structural and leadership issues addressed in the proposal included assembling a Regional Advisory Board consisting of other NewAlliance directors to enable First Niagara to better reach its goals in the New England market area and exploring senior management and leadership roles for Ms. Patterson and other members of NewAlliance senior management.

The following information supplements the discussion in the sixth paragraph on page 34 of the joint proxy statement/prospectus, concerning the August 2, 2010 letter from NewAlliance to First Niagara setting forth NewAlliance’s requirements to continue negotiations to reach a binding, definitive agreement.

The requirements included a commitment to interview key members of NewAlliance senior management in order to identify those members who First Niagara would expect to retain.

The following information supplements the discussion in the first paragraph on page 36 of the joint proxy statement/prospectus, concerning the August 17, 2010 letter from First Niagara to NewAlliance regarding First Niagara’s proposal with respect to the integration of NewAlliance’s management in the combined organization.

Mr. Koelmel, without making any specific commitments, described his discussions with various members of NewAlliance management and identified possible future roles they might play following the merger.

The following information supplements the discussion in the second paragraph on page 36 of the joint proxy statement/prospectus, concerning the August 18, 2010 meeting of the NewAlliance board of directors by amending and replacing in its entirety the last sentence.

Following a discussion and consideration of the due diligence presentations, including presentations on interest rate risk, credit risk and execution risk, the board unanimously determined that the merger agreement and the merger were fair to and in the best interests of NewAlliance and its stockholders and declared it advisable that NewAlliance enter into the merger agreement and approved the merger agreement and related actions.

Opinion of NewAlliance’s Financial Advisor

The values listed as “Selected Companies Median” in the table under the caption “NewAlliance Selected Companies Analysis” at the top of page 42 of the joint proxy statement/prospectus are actually the mean values observed by J.P. Morgan in its analysis.  The following information supplements the table under the caption “NewAlliance Selected Companies Analysis” at the top of page 42 of the joint proxy statement/prospectus, to correct the heading of the column entitled “Selected Companies Median” to “Selected Companies Mean” and to add a column disclosing Selected Companies Median information by amending and replacing the table in its entirety.

Set forth below are observations that resulted from the comparison of the data related to the selected companies described above:

			Selected		Selected
			Companies		Companies
	NewAlliance		Median		Mean

% of 52-week high	84.6%		78.5%		79.4%
Price to 2011 earnings per share (“EPS”)	17.7	x	15.3	x	15.3	x
Price to 2012 EPS	15.5	x	10.8	x	11.4	x
Price to book value	0.8	x	0.9	x	1.0	x
Price to tangible book value	1.3	x	1.3	x	1.4	x

The following information supplements the discussion under the caption “NewAlliance Stand Alone Dividend Discount Analysis” on page 42 of the joint proxy statement/prospectus by amending and replacing the third bulleted assumption as to 2015 to 2016 earnings growth rate with the following:

•	2014 to 2015 earnings growth rate of 10%;
•	2015 to 2016 earnings growth rate of 7.5%

The following information supplements the discussion under the caption “NewAlliance Stand Alone Dividend Discount Analysis” on page 42 of the joint proxy statement/prospectus.

Each of the assumptions used by J.P. Morgan in performing its analysis were provided or approved by NewAlliance management.  NewAlliance management’s ending total assets estimates, which formed the basis for J.P. Morgan’s asset growth assumptions are as follows ($ in millions):

2010E – 9,188
2011E – 9,368
2012E – 9,559
2013E – 9,808
2014E – 10,213

The following information supplements the table under the caption “First Niagara Selected Companies Analysis” on page 43 of the joint proxy statement/prospectus to include Selected Companies Mean information by amending and replacing the table in its entirety.

Set forth below are observations that resulted from the comparison of the data related to the selected companies described above:

			Selected		Selected
			Companies		Companies
	First Niagara		Median		Mean

% of 52-week high	87.0%		76.1%		78.3%
Price to 2011 earnings per share (“EPS”)	12.6	x	16.5	x	15.9	x
Price to 2012 EPS	11.6	x	10.4	x	11.5	x
Price to book value	1.0	x	0.9	x	1.0	x
Price to tangible book value	1.6	x	1.4	x	1.7	x

The following information supplements the discussion under the caption “First Niagara Stand Alone Dividend Discount Analysis” on page 43 of the joint proxy statement/prospectus.

Each of the assumptions used by J.P. Morgan in performing its analysis were provided or approved by NewAlliance management.

The following information supplements the discussion under the caption “Pro Forma Analyses” on page 43 of the joint proxy statement/prospectus, concerning the J.P. Morgan’s analysis of the implied pro forma equity value of First Niagara common stock after giving effect to the merger.

The amount of synergies was calculated at 24% of NewAlliance’s non-interest expense plus ESOP savings.

Interests of NewAlliance Directors and Executive Officers in the Merger

The following information supplements the discussion under the caption “Appointment of Three NewAlliance Board Members to the Board of Directors of First Niagara” on page 52 of the joint proxy statement/prospectus.

At some point after approval of the merger by the NewAlliance stockholders and prior to the effective date of the merger, First Niagara will identify and invite three members of the NewAlliance board to join the First Niagara board upon completion of the merger.  Consistent with the merger agreement, as promptly as practicable after the consummation of the merger, First Niagara will invite all NewAlliance board members (other than the three elected to the First Niagara board) to join the newly established regional advisory board.

Additional Information for Stockholders

In connection with the proposed merger, First Niagara has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement/prospectus for NewAlliance and First Niagara, as well as other relevant documents concerning the proposed transaction. NewAlliance and First Niagara have mailed the definitive joint proxy statement/prospectus to stockholders of NewAlliance and First Niagara (which mailings were first made on or about November 5, 2010). Stockholders are urged to read the Registration Statement and the definitive joint proxy statement/prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You may obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about First Niagara and NewAlliance at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, from First Niagara at www.fnfg.com under the tab “Investor Relations” and then under the heading “Documents” or from NewAlliance by accessing NewAlliance’s website at www.newalliancebank.com under the tab “Investors” and then under the heading “SEC Filings.”

First Niagara and NewAlliance and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of NewAlliance in connection with the proposed merger. Information about the directors and executive officers of First Niagara is set forth in the proxy statement for First Niagara’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 19, 2010. Information about the directors and executive officers of NewAlliance is set forth in the proxy statement for NewAlliance’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 11, 2010. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the join proxy statement/prospectus regarding the proposed merger. You may obtain free copies of this document as described in the preceding paragraph.

Forward-Looking Statements

This Form 8-K contains forward-looking statements with respect to the financial condition and results of operations of NewAlliance.  Forward-looking statements are based on certain assumptions and describe future plans, strategies, and expectations of management and are generally identified by use of the word “plan”, “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. Management’s ability to predict results or the actual effects of its plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

Factors that could have a material adverse effect on the operations of NewAlliance and its subsidiaries include, but are not limited to:

•	NewAlliance’s business could be negatively impacted if the merger agreement with First Niagara were to be terminated;

•	Changes in the interest rate environment may reduce the net interest margin and/or the volumes and values of loans made or held as well as the value of other financial assets held;

•
General economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services;

•	Adverse changes may occur in the securities markets impacting the value of NewAlliance’s investments;

•	Competitive pressures among depository and other financial institutions may increase significantly and may decrease the profit margin associated with its business;

•	Recent government initiatives including the Dodd-Frank Wall Street Reform and Consumer Protection Act is expected to have an effect on the financial services industry;

•	Other legislative or regulatory changes, changes in accounting standards and FDIC initiatives, may adversely affect the businesses in which NewAlliance is engaged;

•	Local, state or federal taxing authorities may take tax positions that are adverse to NewAlliance;

•	Competitors of NewAlliance may have greater financial resources and develop products that enable them to compete more successfully than NewAlliance; and

•	Unfavorable changes related to economic stress and dislocation may impact the Company’s vendors, counter-parties, and other entities on which the company has a dependence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.

By: /s/ Mark F. Doyle
Mark F. Doyle
Senior Vice President and
Chief Accounting Officer

Date: December 6, 2010